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                                                                    Exhibit 24



                         THE ELDER-BEERMAN STORES CORP.
                       REGISTRATION STATEMENT ON FORM S-1
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY



         The undersigned officer and/or director of The Elder-Beerman Stores Corp., an Ohio corporation (the "Company"), does hereby make, constitute and appoint Scott J. Davido and Steven D. Lipton, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-1 (the "Form S-1 Registration Statement") with respect to the registration under the Securities Act of 1933, as amended (the "Act"), of shares of common stock, without par value (the "Common Stock"), of the Company, (ii) a Registration Statement pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"),
(iii) Registration Statements on Form S-8 (the "Form S-8 Registration Statements") with respect to the registration under the Act, of shares of Common Stock of the Company issuable in connection with the Company's Retirement Savings Plan, (iv) any and all amendments, including post-effective amendments, and exhibits to the Form S-1 Registration Statement, the Form S-8 Registration Statement and the Rule 462 Registration Statement and (v) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-1 Registration Statement, the Form S-8 Registration Statement and the Rule 462 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 18th day of June, 1998.


          /s/ Frederick J. Mershad                          /s/ John A. Muskovich
--------------------------------------------    --------------------------------------------
            Frederick J. Mershad                              John A. Muskovich
Chairman of the Board of Directors and Chief    President, Chief Operating Officer and Chief
              Executive Officer                          Financial Officer; Director
        (Principal Executive Officer)                 (Principal Financial and Officer)

            /s/ Steven D. Lipton                          /s/ Thomas J. Noonan, Jr.
--------------------------------------------    --------------------------------------------
              Steven D. Lipton                              Thomas J. Noonan, Jr.
      Senior Vice President, Controller                           Director
       (Principal Accounting Officer)

             /s/ Bernard Olsoff                            /s/ Laura H. Pomerantz
--------------------------------------------    --------------------------------------------
               Bernard Olsoff                                Laura H. Pomerantz
                  Director                                        Director

            /s/ Stewart M. Kasen                             /s/ John J. Wiesner
--------------------------------------------    --------------------------------------------
              Stewart M. Kasen                                 John J. Wiesner
                  Director                                        Director

             /s/ Steven C. Mason                              /s/ Jack A. Staph
--------------------------------------------    --------------------------------------------
               Steven C. Mason                                  Jack A. Staph
                  Director                                        Director